UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Irwin Financial Corporation

(Name of Registrant as Specified In Its Charter)

Irwin Financial Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE IRWIN FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009 Notice of Annual Meeting of Shareholders WHEN AND WHERE IS THE SHAREHOLDER MEETING? The 2009 Annual Meeting of Shareholders of Irwin Financial Corporation, will be held at the Yes Cinema and Conference Center, 4th & Jackson Streets, Columbus, Indiana, on Friday, May 29, 2009, at 4:00 p.m. Eastern Daylight Time. If you wish to attend the 2009 Annual Meeting of Shareholders and vote in person, please see the back cover of our proxy statement for a map with directions to the Annual Meeting location. WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING? Proposal No. 1: To elect four Directors to serve on the Board until our 2012 Annual Meeting Proposal No. 2: To approve an amendment to the Irwin Financial Corporation Employees’ Stock Purchase Plan III to add shares to the plan Proposal No. 3: To approve the Irwin Financial Corporation and Affiliates Amended and Restated Short Term Incentive Plan to qualify the plan as performance-based compensation under Section 162(m) of the Internal Revenue Code Proposal No. 4: To act upon the confirmation of independent public accountants for 2009 Such other business as may properly come before the meeting or any adjournment of it WHAT DOES THE BOARD OF DIRECTORS RECOMMEND? The Board of Directors recommends that shareholders vote FOR Proposal Nos. 1, 2, 3 and 4. HOW CAN I GET A COMPLETE SET OF PROXY MATERIAL? This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following documents are available at: www.ViewMaterial.com/IFC · 2009 Proxy Statement · 2008 Annual Report to Security Holders If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2009 to facilitate timely delivery. You may request a copy of the above materials and the form of proxy for the 2009 Annual Meeting of Shareholders or for all future shareholder meetings by using one of the three options below: 1. Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or 2. Access the website, www.SendMaterial.com and follow the instructions provided, or 3. Send us an e-mail at papercopy@SendMaterial.com with a Subject line containing the 11 digit number located by the arrow in the box below. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only. To vote your Irwin Financial Corporation shares, you can attend the IFC Annual Meeting of Shareholders and vote in person or you can: 1. Go to www.ViewMaterial.com/IFC 2. Click on the icon to vote your shares. 3. Enter the 11 digit number located by the arrow in the box above. 4. Follow the simple instructions to record your vote. You will be able to vote until 6:00 a.m. on May 29, 2009.